INVESTOR PRESENTATION FEBRUARY 2024 www.amcoastal.com

Forward- Looking Statements American Coastal Insurance Corporation Statements made in this presentation that are not historical facts are “forward-looking statements”. The Company believes these statements are based on reasonable estimates, assumptions and plans. However, if the estimates, assumptions, or plans underlying the forward-looking statements prove inaccurate or if other risks or uncertainties arise, actual results could differ materially from those expressed in, or implied by, the forward-looking statements. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward- looking statements do not relate strictly to historical or current facts and may be identified by their use of words such as “may,” “will,” “expect,” "endeavor," "project," “believe,” "plan," “anticipate,” “intend,” “could,” “would,” “estimate” or “continue” or the negative variations thereof or comparable terminology. Factors that could cause actual results to differ materially may be found in the Company's filings with the U.S. Securities and Exchange Commission, in the “Risk Factors” section in the Company's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, including amendments. Forward-looking statements speak only as of the date on which they are made, and, except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statements.

American Coastal Insurance Corporation® (ACIC) is a holding company that underwrites commercial residential property insurance policies in Florida through its wholly owned subsidiary, American Coastal Insurance Company (AmCoastal), founded in 2007. AmCoastal has the #1 market share in commercial residential property insurance (commercial lines) in Florida with roughly 4,200 policies and $643 million of premium in-force as of December 31, 2023. Corporate Overview Key Metrics Nasdaq Ticker: ACIC Stock Price (2/28/2024): $13.95 per share Market Cap: $638 M *Revenue: $287 M *Net Income from Continuing Operations: $82 M Kroll Credit Rating: BB+ Headquarters: St. Petersburg, FL Employees: 70 American Coastal Insurance Corporation *Full Year Ended December 31, 2023

American Coastal Insurance Corporation

Investment Thesis

Recently Completed Strategic Transformation

A compelling investment opportunity in a unique niche market.

Deep Underwriting Expertise

Sophisticated multi-model underwriting & best-in-industry data capture capabilities.

AmRisc – an Exclusive Partnership

The leading commercial property managing general agent (MGA) in the U.S.

Above-average Risk Characteristics

Focusing on low-rise and garden-style condominium buildings.

Strong Reinsurance Support

Low retention minimizes potential volatility from potential hurricane losses.

Consistent Profitability [1]

Pre-tax income (10-year average) of $52.7 M with an attritional loss & LAE ratio of 8.5%.

Favorable Market Conditions

Compounding rate increases avg. >50% YOY, positioning ACIC for future profitable growth.

[1] GAAP results for AmCoastal only

Strategic Transformation American Coastal Insurance Corporation Underwriting Initiatives Increased rates, began non-renewing risks, and reduced exposure by selling large portions of its personal lines business in seven states to a third- party carrier. Rebrand to American Coastal The Company began trading on NASDAQ under ticker ‘ACIC’ on August 15, 2023. Disposal of United P&C Ins. Co. (UPC) UPC ordered into receivership in early 2023; acceleration of personal lines run-off. Dan Peed appointed as Chairman & CEO Seeking to de-risk the Company’s struggling personal lines business and allocate more resources towards our consistently profitable commercial lines segment. Our commercial lines business underwritten by AmCoastal has produced exceptional results over the long- term, which we expect to continue. It is our primary focus going forward. Personal lines business placed into run-off

Specialty Commercial Property Specialty Homeowners $670 M 2023 Direct Premiums Written Our commercial lines business, underwritten by AmCoastal, continues to demonstrate its resilience by posting an underwriting profit for the 17th consecutive year since its formation in 2007. Our P&C Carriers American Coastal Insurance Corporation Pending cash sale of Interboro ownership.

F U N C T I O N S Partnership Overview American Coastal Insurance Corporation AmCoastal (Carrier) › Accounting and actuarial › Product design and filings › Underwriting strategy › Direction and pricing targets › Reinsurance design and execution › Risk management and risk tolerance › Claims authority for all large claims (over $500k) › Claims resulting in litigation or extra-contractual costs › Regulatory compliance and legal services › Rating agency reviews and interactions › ACIC Board of Directors and executive officer oversight AmRisc (MGA) › Distribution and production from agents › Retail (32%); Wholesale (68%) › Application of AmCoastal underwriting guidelines, rates and rules › with binding authority › Claims › Sub-contracted field adjusters and TPA services › Claims authority (up to pre-determined authority levels) › Management of claims activities; monthly reporting › Refers above-authority claims to AmCoastal’s claims team › Portfolio management, including: › Catastrophe modeling and PML / AAL monitoring › Optimization of risk and return metrics

Exclusive Partnership American Coastal Insurance Corporation 6th largest insurance Broker in the U.S. 7th largest insurance broker in the world Exclusive MGA Agreement for the Admitted Commercial Residential Market in Florida Distribution, underwriting, policy issuance, inspection, claims services and portfolio management AmRisc was founded by ACIC Chairman & CEO, Dan Peed, in 2000. American Coastal provides underwriting strategy, direction and pricing targets to AmRisc.

Underwriting profitability is job #1 Target risk is Florida low-rise, garden-style condo buildings Exposure managed via 3rd party catastrophe modeling software Maintain low net retention of catastrophe risk vs. expected annual earnings Aiming to achieve predictable risk and profitability of each potential policy. Flexible, judgement- based pricing for most risks Cover physical damage to the condo building (no contents, flood, or liability) Exclusive distribution with AmRisc in the Florida admitted market Long-term reinsurance relationships supporting risk transfer strategy Underwriting Strategy American Coastal Insurance Corporation $ 13.8 M Average insured value per policy $ 153 K Average annual premium per policy Focus on habitational commercial residential property in Florida.

Core CAT Reinsurance American Coastal Insurance Corporation Our core catastrophe reinsurance program provides protection against hurricanes and tropical storms, named or numbered by the National Hurricane Center, as part of our catastrophe management strategy, which is intended to provide our stockholders an acceptable return on the risks assumed in our property business, and to reduce variability of earnings, while providing protection to our policyholders. We have long-term relationships with a diversified panel of highly rated reinsurers and fully collateralized reinsurance providers that help ensure continuity of our risk transfer strategy over time. Named Windstorm Protection from named or numbered windstorms $1.3 billion Catastrophe reinsurance 1st event coverage up to $12.3 million Hurricane catastrophe retention limited to: on the first & second events Effective Jun 1, 2023 – May 31, 2024

AOP CAT Reinsurance American Coastal Insurance Corporation All other perils (AOP) catastrophe reinsurance provides protection from catastrophe loss events other than named windstorms such as hailstorms, tornados, and other severe convective storm events. $100 millionup to Effective January 1, 2024 – December 31, 2024 Secondary Perils Protection on the first & second events $5.3 million AOP CAT retention generally limited to: on the first & second events

Excess Per Risk Reinsurance American Coastal Insurance Corporation Our excess per risk reinsurance protection is designed to limit our losses from non-catastrophe perils including, but not limited to, fire, water damage (excluding flood), sinkhole, and collapse on a per building or per policy basis. Non-catastrophe Protection $60 million Non-catastrophe reinsurance coverage up to: $5.5 million Non-catastrophe retention per risk generally limited to: Effective Feb. 1, 2024 – Jan. 31, 2025

Long-Term Profitability American Coastal Insurance Corporation GAAP Pre-tax Income* ($ in thousands) PROFITABLE EVERY YEAR SINCE INCEPTION Inclusive of all major hurricane losses *Reflects GAAP pre-tax income from American Costal Insurance Company 10-YR AVERAGE = $52.7M

Underwriting Discipline American Coastal Insurance Corporation The Florida property insurance market has experienced several hard and soft market cycles since our inception in 2007. AmCoastal has a good track record of taking appropriate underwriting action to ensure sustainability and profitability. Soft Market = Risk Off Hard Market = Risk On

Favorable Underwriting Trends American Coastal Insurance Corporation Hard Market Conditions Achieving record rate levels relative to total insured values along with higher deductibles. Risk Reward

Retention Trends American Coastal Insurance Corporation Retention remains steady amid significant price increases which resulted in a dip below our historical averages in 2023. 87.4% Premium Retention in 2023 81.3% Account Retention in 2023

The Numbers Financial Results Profitability Select Balance Sheet Data 01. 02. 03. American Coastal Insurance Corporation

Financial Results American Coastal Insurance Corporation Q4 2023 Core Return on Equity 100.6% based on GAAP earnings from continuing operations, net of tax $ in millions, except per share data Three Months Ended Twelve-Months Ended December 31, 2023 2022 % Chg. 2023 2022 % Chg. Gross Premiums Earned $167.5 $144.8 15.7% $636.0 $535.4 18.8% Ceded Premiums Earned (111.9) (68.0) 64.6% (354.1) (266.0) 33.1% Net Premiums Earned 55.6 76.8 -27.6% 281.9 269.3 4.7% Total Revenue 58.2 74.7 -22.1% 286.5 269.8 6.2% Total Expenses 39.7 82.6 -51.9% 196.8 295.6 -33.4% Other Income 1.1 8.8 -87.5% 2.3 10.3 -78.4% *Pre-tax Earnings/(Loss) $19.6 $0.8 NM $92.0 $(15.5) NM *Earnings/(Loss) Per Diluted Share $0.37 $0.02 NM $1.85 ($0.93) NM NM: Not Meaningful *Continuing operations only.Return on equity is calculated on an annualized basis by dividing the core income for the period by the average stockholders' equity for the trailing twelve months.

53.7% Combined Ratio 35.3% Expense Ratio 2023 Profitability American Coastal Insurance Corporation 18.4% 55.5% Personal lines 22.3% Consolidated Loss Ratio Sole Focus on Commercial Residential 109.6% Personal lines 43.7% Consolidated 165.1% Personal lines 66.0% Consolidated

Select Balance Sheet Data American Coastal Insurance Corporation Improving Capitalization = Growth Opportunity We have resumed underwriting new commercial business after several years of shrinking due to capital constraints. $ in millions Dec. 31, 2023 Dec. 31, 2022 Total Investments $197.2 $224.0 Total Cash and Cash Equivalents 171.8 116.9 Cash & Investments 369.0 340.9 Total Assets 1,060.4 2,837.5 Unpaid Losses & LAE Reserves 370.2 843.0 Long-term Debt 148.7 148.4 Total Liabilities 891.6 3,019.5 Stockholders’ Equity Attributable to ACIC 168.8 (182.0) Total Liabilities and Stockholders' Equity $1,060.4 $2,837.5

Management American Coastal Insurance Corporation Dan Peed Chairman & CEO Brad Martz President & Former CFO www.amcoastal.com Brooke Adler General Counsel

Management American Coastal Insurance Corporation Chris Griffith COO & CIO Svetlana Castle CFO www.amcoastal.com Andy Gray Chief Compliance & Risk Officer

Contact Us American Coastal Insurance Corp. 800 2nd Avenue South Saint Petersburg, FL 33701 Transfer Agent Equiniti Trust Company, LLC 48 Wall Street, Floor 23 New York, NY 10005 (800) 937 5449 helpast@equiniti.com American Coastal Insurance Corporation Investor Relations Alexander Baty VP of Finance & Investor Relations investorrelations@amcoastal.com (727) 425-8076 Ms. Karin Daly The Equity Group Inc. kdaly@equityny.com (212) 836-9623